Exhibit 10.16.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of October 12, 2017

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.             This Amendment.

The Parties agree hereby to amend (for the seventh time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016 and the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, (the “MRA”) to (i) change the definition of “Eligible Mortgage Loan”, (ii) amend the Compliance Certificate (Exhibit C) to provide that pending repurchases and indemnifications demands information will be required quarterly or pursuant to Administrative Agent’s interim request, and (ii) define the Quicken Loans Non-Agency Jumbo Guidelines, attach a current copy of them as new Schedule III-QL, reference them in related clauses of the definition of “Eligible Mortgage Loan” and add provisions for their possible future revision, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings hereas there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Original MRA amended hereby and are therefore nonsequential.

2.            Definitions; Interpretation

A. The definition of Eligible Mortgage Loan in Section 2(a) (Definitions) of the Amended MRA is hereby amended to read as follows:

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)            for which each of the applicable representations and warranties set forth on Exhibit B is true and correct in all material respects as of such date of determination;

(ii)           that is either a Conventional Conforming Loan, a Government Loan or a Jumbo Loan;

(iii)          that is a MERS Designated Mortgage Loan;

(iv)          that is eligible for sale to, or securitization by, an Approved Takeout Investor under its Takeout Guidelines;

(v)           whose Origination Date was no earlier than thirty (30) days before its Purchase Date;

(vi)          that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Jumbo Loan	[***]
Pooled Loan	[***]
Conventional Conforming Loan	[***]
Government Loan	[***]
Aged Loan	[***]

(vii)         that does not have a Combined Loan-to-Value Ratio in excess of (1) [***] in the case of a Government Loan other than an RHS Loan, (2) [***] in the case of an RHS Loan, (3) [***] in the case of a Conventional Conforming Loan or an Expanded Criteria Loan or (4) the higher of the CLTVs specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type and minimum FICO Score, and if its Loan-to-Value Ratio is in excess of [***], it has private mortgage insurance in an amount required by the applicable Agency Guidelines;

(viii)        if not a Jumbo Loan or a Low FICO FHA/VA Loan, whose Mortgagor has a FICO Score of at least [***];

(ix)          if a Jumbo Loan, whose Mortgagor has a FICO Score of at least the lower of the minimum FICO Scores specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type, minimum FICO Score and maximum CLTV;

(x)           if a Jumbo Loan, whose Mortgagor has a debt-to-income ratio no greater than the higher of the maximum debt-to-income ratios specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type, minimum FICO Score and maximum CLTV;

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(xi)          if a Low FICO FHA/VA Loan, whose Mortgagor has a FICO Score of at least [***] and whose Purchase Price, when added to the sum of the Purchase Prices of all Low FICO FHA/VA Loans which are then subject to Transactions, is less than or equal to [***];

(xii)         for which, on or before its Purchase Date, its Asset Schedule has been delivered to Buyer and Custodian;

(xiii)        for which, if not a Wet Loan,on or before its Purchase Date a complete Asset File has been delivered to Custodian and Buyer has received an Asset Schedule and Exception Report that includes it;

(xiv)        for which, if a Wet Loan, at or before its Wet Delivery Deadline a complete Asset File has been delivered to Custodian and Buyer has received an Asset Schedule and Exception Report that includes it;

(xv)         if a Wet Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Wet Loans that are then subject to Transactions, is less than or equal to (i) [***] of the Facility Amount on any day that is one of the first five (5) or the last five (5) Business Days of any calendar month or (ii) [***] of the Facility Amount on any other day;

(xvi)        that, if a Jumbo Loan covered by a Takeout Commitment (instead of by Hedging Arrangement), (a) is not subject to a Takeout Agreement that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default and(b) has not been rejected or excluded for any reason (other than default by Administrative Agent) from the related Takeout Commitment by the Approved Takeout Investor;

(xvii)       if an RHS Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other RHS Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xviii)      if a Second Home Loan anor Investor Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Second Home Loans and Investor Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xix)        if an Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Aged Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xx)         that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to [***];

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(xxi)        if a Jumbo Loan, is covered by either (i) a Takeout Commitment issued by CL or by a best efforts Takeout Commitment issued by another Approved Takeout Investor that is approved by Administrative Agent for the purchase of Jumbo Loans or (ii) Hedging Arrangements;

(xxii)       that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xxiii)      for which the related Mortgage Note has not been out of the possession of Custodian pursuant to a Request for Documents Release requesting release to Seller or Interim Servicer of a Mortgage Note for correction or servicing, for more than ten (10) Business Days after the date that Mortgage Note was received by Seller or Interim Servicer;

(xxiv)     for which neither the related Mortgage Note nor the Mortgage has been out of the possession of Custodian pursuant to a Bailee Letter for more than sixty (60) calendar days or, if longer, the number of days specified in such Bailee Letter;

(xxv)      if a Pooled Loan, its purchase is to be funded from the Committed Facility Amount (Pooled Loans are not eligible for purchase with funds from the Uncommitted Facility Amount); and

(xxvi)     that is not a Defaulted Loan.

B.            The following new definitions are here by added to Section 2(a) (Definitions) of the Amended MRA, in alphabetical order:

“Quicken Loans Non-Agency Jumbo Guidelines” means Seller’s underwriting guidelines for Jumbo Loans that are in effect as of the effective date of the Seventh Amendment to MRA, a copy of which is attached as Schedule III-QL thereto.

“Seventh Amendment to MRA” means the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017 between the Parties, amending this Agreement for the seventh time.

Section 11.            Seller’s Covenants

Section 11(v) is amended in its entirety to read as follows:

(v)           Underwriting Guidelines. Seller will underwrite Eligible Mortgage Loans other than Jumbo Loans in compliance with Agency Guidelines. Seller will underwrite Jumbo Loans in compliance with Quicken Loans Non-Agency Jumbo Guidelines. If Seller changes the Quicken Loans Non-Agency Jumbo Guidelines from time to time to increase the maximum LTV/CLTV, increase the maximum debt-to-income ratio or reduce the minimum FICO Score for Jumbo Loans of a particular Loan Purpose and Product or Property type, to be greater

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than the maximum LTV/CLTV factor, greater than the maximum debt-to-income ratio factor or less than the minimum FICO Score factor that are specified in Schedule III attached to the Seventh Amendment to MRA, Seller will notify Administrative Agent of such change and provide a copy of its revised Quicken Loans Non-Agency Jumbo Guidelines, and Administrative Agent will review such change and notify Seller on or beforeten (10) Business Days after receipt whether Administrative Agent approves or disapproves such change. If Administrative Agent approves such change, the parties agree to amend this Agreement adjust Schedule III to match such changed factor in the revised Quicken Loans Non-Agency Jumbo Guidelines (and to substitute such revised Quicken Loans Non-Agency Jumbo Guidelines for Schedule III-QL attached to the Seventh Amendment to MRA). If Administrative Agent does not approve such change, Schedule III attached to the Seventh Amendment of MRA (or the most recent previous substitution therefor, if any) shall remain and continue in effect for purposes of this Agreement.

Exhibits and Schedules

Exhibit C attached hereto supersedes and replaces Exhibit C to the Amended MRA, Schedule III attached hereto supersedes and replaces Schedule III to the Amended MRA, and Schedule III-QL attached hereto is hereby made a part of the MRA effective as of October 12, 2017.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

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As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A ..
Administrative Agent

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

QUICKEN LOANS INC.,
Seller

By:
Jay Farner
Chief Executive Officer

Attached:

Exhibit C

Schedule III

Schedule Ill-QL

(Counterpart signature page to Seventh Amendment to Master Repurchase Agreement)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
Administrative Agent

By:
Carolyn Johnson
Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:
Carolyn Johnson
Authorized Officer

QUICKEN LOANS INC.,
Seller

By:	/s/ Jay Farner
	Name:	Jay Farner
	Title:	Chief Executive Officer

Attached:

Exhibit C

Schedule III

Schedule III-QL

(Counterpart signature page to Seventh Amendment to Master Repurchase Agreement)

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

SELLER:	Quicken Loans Inc.

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

TODAY’S DATE:	/ /

REPORTING PERIOD ENDED:            month(s) ended     /    /

This certificate is delivered to Administrative Agent under the Master Repurchase Agreement dated as of May 2, 2013 among Seller, Administrative Agent and the Buyers party thereto (as amended, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify on behalf of Seller that: (a) I am the duly elected, qualified, and acting [Chief Financial Officer][Chief Executive Officer][President] of Seller; (b) to the best of my knowledge, the financial statements of Seller for, and as of the end of, the period shown above (the “Reporting Period”) and that accompany this certificate were prepared in accordance with GAAP and present fairly in all material respects the financial condition, results of operations, cash flows and changes in shareholders’ equity of Seller and its consolidated Subsidiaries as of the end of, and for, the Reporting Period, all subject, in the case of monthly or quarterly Financial Statements, to normal year-end audit adjustments and a lack of footnotes; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which disclosure specifies the nature and period of existence of each Default or Event of Default, if any, and what action Seller has taken, is taking and proposes to take with respect to each); (d) the calculations described on the pages attached hereto evidence that Seller is in compliance with the related requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of noncompliance and specifying the period of noncompliance and what actions Seller proposes to take with respect thereto) and (e) Seller was, as of the end of the Reporting Period, in compliance with the applicable net worth requirements of, and in good standing with, Fannie Mae, Ginnie Mae, Freddie Mac and HUD.

QUICKEN LOANS INC.

By:
Name:
[Chief Financial Officer][Chief Executive Officer][President]

Exhibit C, Page 1

SELLER: Quicken Loans Inc.

REPORTING PERIOD ENDED:        /    /

All financial calculations set forth herein are as of the end of, or for, the Reporting Period.

I.             ADJUSTED TANGIBLE NET WORTH

Consolidated total assets	$
Minus: Consolidated total liabilities	$
Minus: book value of transactions with, loans to, receivables from and investments in non-consolidated Subsidiaries	$

Minus: assets treated as intangibles under GAAP, including goodwill, R&D costs, trademarks, trade names, copyrights, patents, rights to refund and indemnification and unamortized debt discount and expenses, but excluding Servicing Rights owned

$
Minus: assets that would be deemed unacceptable by HUD	$
Plus: principal balance of Qualified Subordinated Debt	$
ADJUSTED TANGIBLE NET WORTH:	$
REQUIRED MINIMUM (through Termination Date)	[***]
In compliance?	☐Yes ☐No

II.            DEBT FOR PURPOSES OF CALCULATING SELLER’S LEVERAGE RATIO

Debt described in clauses (i) – (ix) of “Debt”	$
Minus: loan loss reserves (if included in Debt)	$
Minus: deferred taxes arising from capitalized excess servicing fees (if included in Debt)	$
Minus: operating leases (if included in Debt)	$
Minus: Qualified Subordinated Debt (if included in Debt)	$
Minus: on-balance-sheet loan securitization liabilities (if included in Debt)	$
DEBT:	$

Exhibit C, Page 2

III.          LEVERAGE RATIO: DEBT TO ADJUSTED TANGIBLE NET WORTH

Debt (from II above)	$
Adjusted Tangible Net Worth (from I above)	$
RATIO OF DEBT/ADJUSTED TANGIBLE NET WORTH:	[***]
Maximum permitted	[***]
In compliance?	☐Yes ☐No

IV.          LIQUIDITY

Cash (including Cash Deposit balance but excluding other pledged cash and restricted cash)	$
Cash Equivalents	$
LIQUIDITY	$
Amount of Liquidity Required	[***]
In compliance?	☐Yes ☐No

V.            NET INCOME (tested each quarter)

Net income before taxes or (net loss) for most recently-ended fiscal quarter	$
Was Adjusted Tangible Net Worth at the end of any calendar month in the quarter less than [***]	☐Yes ☐No
Was Liquidity at the end of any calendar month in the quarter less than [***]	☐Yes ☐No
If “Yes” to either (or both) questions, then minimum net income before taxes for the quarter is:	[***]
In compliance?	☐Yes ☐No

VI.          DIVIDENDS

Were any dividends declared or paid when prohibited by Section 11(j)?
In compliance?	☐Yes ☐No

Exhibit C, Page 3

VII.         PERMITTED DEBT

Debt incurred in current calendar year:

Counterparty	Amount	Permitted?	Under which clause of Section 11(t)?
☐Yes ☐No
☐Yes ☐No
☐Yes ☐No

☐ If checked, please see attached Exhibit J updating, and to replace, Exhibit J (Permitted Debt) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Exhibit J only after contracting for or incurring other or additional Debt.)

VIII.       PERMITTED GUARANTIES

Debt guaranteed in current calendar year:

Creditor	Amount	Permitted?	Under which clause of Section 11(u)?
☐Yes ☐No
☐Yes ☐No
☐Yes ☐No

☐ If checked, please see the attached Schedule IV, updating, and to replace, Schedule IV (Permitted Guaranties) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Schedule IV only after guaranteeing other or additional Debt.)

Exhibit C, Page 4

IX.          PRODUCTION

Volume	Current Month	Year-to-Date
Residential Mortgage Loans Funded	$	$
Commercial Loans Funded *	$	$
TOTAL VOLUME	$	$

* Commercial loans include 5 or more unit multi-family properties and mixed use properties.

Volume	Current Month	Year-to-Date
Banked Loan Production	$	$
Brokered Loan Production	$	$
TOTAL VOLUME	$	$

By Channel/Source	Current Month		Year-to-Date
Retail as % of Total		%		%
TPO Loans as a % of Total		%		%
Correspondent loans as a % of Total*		%		%
TOTAL (Must = 100%)	100%		100%

*Correspondent loans are defined as those that are purchased as closed loans from third parties.

By Category	Current Month		Year-to-Date
Government as % of Total		%		%
Conventional as % of Total		%		%
Jumbo as % of Total		%		%
Alt A as % of Total		%		%
Subprime as % of Total		%		%
Second Mortgages as %		%		%
Other (Describe)%				%
Total (Must = 100%)	100%		100%

By Finance Type	Current Month		Year-to-Date
Purchase as % of Total		%		%
Refinance as a % of Total		%		%
TOTAL (Must = 100%)%				%

X.                                   FACILITIES (Please list all Available Warehouse Facilities including off balance sheet facilities)

Total (committed or
uncommitted, please
Institution	indicate “C” or “U”)	Outstanding
	$	$
	$	$
	$	$
TOTALS	$	$
X. This Master Repurchase Agreement’s Facility Amount		$
Y. Sum of Available Warehouse Facilities		$
Ratio X/Y (stated as a percentage)			%
Maximum ratio of Facility Amount to Available Warehouse Facilities		[***]
In compliance?		☐Yes ☐No

☐ If checked, please see the attached Exhibit J, updating, and to replace, Exhibit J (Permitted Debt) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Exhibit J only after contracting for or incurring other or additional Debt.)

XI.                              REPURCHASES/INDEMNIFICATIONS (R&I) (Reported each quarter or promptly following Administrative Agent’s interim requests made from time to time)

Repurchases:	Volume in UPB
Open R&I’s Requests	$

XII.        LITIGATION

☐ If checked, please see attached updated Schedule V, updating, and to replace, Schedule V (Litigation) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Schedule V only if Seller has become involved in new or materially changed litigation and such new or materially changed litigation must be disclosed to Administrative Agent pursuant to the terms of the Agreement.)

XIII.       DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:

Exhibit C, Page 2

XIV.       OTHER REPORTS REQUIRED (Please attach if applicable)

a.            Quarterly Mountain View servicing report showing valuation and delinquency.

Exhibit C, Page 3

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